                                                CONFIDENTIAL
                                                ------------


                    ----------------------------------------
                    Presentation to

                    HYUNDAI ELECTRONICS INDUSTRIES CO., LTD.


                    Project Eagle


                    October 23, 1995

TABLE OF CONTENTS
--------------------------------------------------------------------------------





         Introduction ...............................................      1

         Stock Price Performance.....................................      2

         Summary Financial Analysis .................................      3

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

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INTRODUCTION
--------------------------------------------------------------------------------




       - Basis and Background of Presentation

       - Current price of Eagle reflects Tiger support

          - Market expects Tiger to continue to support customer and vendor relationships, and fund future capacity expansion

       - Except for sales multiples, comparable company multiples are not relevant

          - Eagle does not have historical or future growth as comparable companies

          - Eagle does not have margins as comparable companies

          - Eagle does not have competitive market position as comparable companies

       - Eagle's projections relying heavily on the success of new product introduction

       - Further commitment of financial resources necessary for Eagle's success in the future

          - Vertical integration required to stay competitive

          - Funding of capital expenditures for plants in Thailand and Singapore


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INTRODUCTION
--------------------------------------------------------------------------------
KEY ISSUES FOR FUTURE SUCCESS/SURVIVAL OF EAGLE

       - Successful execution of product introductions

       - Success of product positioning and pricing strategy

       - Ability to secure sufficient component supplies - media, IC, head

       - Ability to reduce operating expense from historical level

       - Future financial liquidity



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INTRODUCTION
--------------------------------------------------------------------------------
WORLDWIDE NON-CAPTIVE UNIT MARKET SHARE*

                        1993                      1994                       1995
                Total = 39.2 MM Units     Total = 68.5 MM Units      Total = 90.8 MM  Units
Quantum                 23.1%                     24.9%                      25.3%
Seagate                 21.8%                     20.6%                      21.5%
                              > 42.6%                  > 37.6%                    > 35.3%
Conner                  20.8%                     17.0%                      13.8%
Western Digital         11.2%                     13.9%                      13.6%
Maxtor                  10.9%                      7.3%                       7.9%
Other                   12.2%                     16.3%                      17.9%

Source: IDC
* Includes 1.x", 2.4", 3.5", 5.25"
    HDDs, all capacities.

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--------------------------------------------------------------------------------
                             STOCK PRICE PERFORMANCE
--------------------------------------------------------------------------------

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EAGLE WEEKLY STOCK PRICE AND TRADING VOLUME
--------------------------------------------------------------------------------
From 10/19/90 to 10/20/95

Five year weekly stock price and trading volume graph for Eagle (Maxtor Corporation) vs. the S&P 500 for October 19, 1990 through October 20, 1995.

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Merrill Lynch                                               [MERRILL LYNCH LOGO]

EAGLE DAILY STOCK PRICE AND TRADING VOLUME
--------------------------------------------------------------------------------
From 10/21/94 to 10/20/95

One year daily stock price and trading volume graph for Eagle (Maxtor Corporation) vs. the S&P 500 for October 21, 1994 through October 20, 1995.

                                                                             -5-

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

EAGLE VS. SELECTED COMPANIES
--------------------------------------------------------------------------------
WEEKLY CLOSING PRICE PERFORMANCE
FROM 10/19/90 TO 10/20/95

Five year weekly indexed stock price graph comparing Eagle (Maxtor Corporation) against Conner Peripherals, Inc., Seagate Technology, Inc., Western Digital Corp. and Quantum Corporation for October 19, 1990 through October 20, 1995.

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EAGLE VS. SELECTED COMPANIES
--------------------------------------------------------------------------------
Daily Closing Price Performance
From 10/21/94 to 10/20/95

One year daily indexed stock price graph comparing Eagle (Maxtor Corporation) against Conner Peripherals, Inc., Seagate Technology, Inc., Western Digital Corp., and Quantum Corporation for October 21, 1994 through October 20, 1995.

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ANALYSIS OF TRADING VOLUME
-------------------------------------------------------------------------------
BASED ON CLOSING PRICES FROM 7/22/95 TO 10/22/95

             PERCENT OF VOLUME WHICH TRADED IN STOCK PRICE RANGE

(Shares Traded (000's)
           4-4.3    4.3-4.6    4.6-4.9   4.9-5.2   5.2-5.5  5.5-5.8  5.8-6.1
           21.54%    18.68%    18.63%    15.81%    14.16%    2.29%    8.90%
           5,666     4,912     4,902     4,158     3,724     602     2,341

            PERCENT OF VOLUME WHICH TRADED BELOW STOCK PRICE RANGE

Cumulative Shares
Traded (000's)
          4.300    4.600    4.900    5.200    5.500    5.800    6.100
          21.54%   40.22%   58.85%   74.66%   88.81%   91.10%   100.00%
          5,666    10,578   15,480   19,637   23,361   23,963   26,304

                              Closing Stock Price


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
ANALYSIS OF TRADING VOLUME
-------------------------------------------------------------------------------
BASED ON CLOSING PRICES FROM 10/22/94 TO 10/22/95

             PERCENT OF VOLUME WHICH TRADED IN STOCK PRICE RANGE

(Shares Traded (000's)
            3.44-3.84  3.84-4.24  4.24-4.64  4.64-5.04  5.04-5.44  5.44-5.84  5.84-6.24  6.24-6.64  6.64-7.04
              3.50%      9.24%     16.35%     16.26%     17.33%      15.15%     9.80%      9.13%      3.25%
              3,511      9,277     16,407     16,324     17,393      15,209     9,833      9,162      3,261

            PERCENT OF VOLUME WHICH TRADED BELOW STOCK PRICE RANGE

Cumulative Shares
Traded (000's)
          3.838  4.238   4.638   5.038   5.438   5.838   6.238   6.638   7.038
          3.50%  12.74%  29.09%  45.35%  62.68%  77.83%  87.62%  96.75%  100.00%
          3,511  12,788  29,196  45,520  62,913  78,122  87,955  97,116  100,378

                              Closing Stock Price


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
OWNERSHIP PROFILE
--------------------------------------------------------------------------------

                                                                                   POTENTIAL
                                                  PRIMARY      % OF PRIMARY          SHARES      % OF POTENTIAL
                                                  SHARES         OWNERSHIP            HELD         OWNERSHIP
                                                -----------    ------------       -----------    ----------------
INSIDERS(a)
      All directors and Officers as a Group          13,154         0.0%               13,154          0.0%
      Options(a)                                         --          --             1,382,957          2.3%
                                                 ----------        ----            ----------        -----
         TOTAL INSIDERS                              13,154         0.0%            1,396,111          2.4%

TIGER                                            19,480,000        36.8%           19,480,000         33.0%

INSTITUTIONS(b)
      Wisconsin Investment Board                  2,964,500         5.6%            2,964,500          5.0%
      Capital Guardian Trust                      1,438,000         2.7%            1,438,000          2.4%
      Capital Research & Mgmt                     1,300,000         2.5%            1,300,000          2.2%
      McKee CS & Co Inc                             785,950         1.5%              785,950          1.3%
      Wells Fargo                                   600,944         1.1%              600,944          1.0%
      Bankers Trust                                 532,830         1.0%              532,830          0.9%
      College Retirement Equities                   486,500         0.9%              486,500          0.8%
      Dimensional Fund Advisors                     445,600         0.8%              445,600          0.8%
      Mellon Bank Corporation                       432,451         0.8%              432,451          0.7%
      Invesco Funds Group Inc                       400,000         0.8%              400,000          0.7%
                                                 ----------        ----            ----------        -----
         Total Top 10 Institutions                9,386,775        17.7%            9,386,775         15.9%
                                                 ----------        ----            ----------        -----
      Other Institutions                          3,055,300         5.8%            3,055,300          5.2%
         Total Institutions                      12,442,075        23.5%           12,442,075         21.0%
                                                 ----------        ----            ----------        -----
Other Public Stockholders                        21,029,436        39.7%           21,029,436         35.6%


TOTAL PRIMARY SHARES OUTSTANDING(c)              52,964,665       100.0%           52,964,665         89.6%
                                                 ==========                        ----------        -----
      Options Outstanding(d)                                                        4,770,008          8.1%
TOTAL POTENTIAL SHARES OUTSTANDING(e)                                              59,117,630        100.0%
                                                                                   ==========        =====

----------------------------------------------
(a)  As stated in proxy statement dated March 25, 1995.

(b)  Source: Spectrum from 13(f)'s dated October 1995.

(c)  As of June 30, 1995.  Source: Company form 10-Q.

(d)  Source: 10-K dated December 31, 1994.

(e) Primary shares outstanding plus options available for insiders plus options outstanding.

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--------------------------------------------------------------------------------

                           SUMMARY FINANCIAL ANALYSIS

--------------------------------------------------------------------------------


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
SUMMARY FINANCIAL ANALYSIS
--------------------------------------------------------------------------------
Historic and Projected Financial Performance

Dollars in Millions

                                                             LTM             LTM
                     HISTORIC YEAR ENDED MARCH 31,       JUNE 30,(1)    SEPT. 30,(1)      PROJECTED YEAR ENDED MARCH 31,(2)
                 --------------------------------------  -----------    ------------   --------------------------------------
                   1992      1993      1994      1995        1995           1995         1996          1997         1998(3)
                   ----      ----      ----      ----        ----           ----         ----          ----        --------
SALES            $1,037.5  $1,442.5  $1,152.6   $906.8     $1,004.4       $1,087.6     $1,485.8      $3,347.3      $4,263.1
     % GROWTH        --     39.0%     (20.1%)  (21.3%)         --             --         63.9%        125.3%         27.4%

GROSS MARGIN      $189.0    $265.1    ($52.4)   $56.1        $62.0          $78.7       $105.0        $403.6        $564.3
     % MARGIN      18.2%    18.4%     (4.5%)     6.2%        6.2%           7.2%         7.1%          12.1%         13.2%
     % GROWTH        --     40.2%    (119.8%)  (207.1%)        --             --         87.1%        284.3%         39.8%

EBITDA             $67.5    $116.0   ($142.6)  ($51.4)      ($53.9)        ($29.9)      ($4.7)        $205.5        $292.2
     % MARGIN      6.5%      8.0%     (12.4%)   (5.7%)      (5.4%)         (2.8%)       (0.2%)         5.8%          6.8%
     % GROWTH        --     71.9%    (222.9%)  (64.0%)         --             --        (93.9%)         NM           56.1%

EBIT               $12.3    $54.0    ($228.4)  ($86.2)      ($87.1)        ($65.4)      ($43.8)       $142.1        $218.1
     % MARGIN      1.2%      3.7%     (19.8%)   (9.5%)      (8.7%)         (6.0%)       (2.9%)         4.2%          5.1%
     % GROWTH        --     338.6%   (523.3%)  (62.2%)         --             --          NM            NM           53.5%

NET INCOME         $7.1     $46.1    ($250.8)  ($85.8)      ($87.4)        ($73.7)      ($49.8)       $102.0        $166.4
     % MARGIN      0.7%      3.2%     (21.8%)   (9.5%)      (8.7%)         (6.8%)       (3.4%)         3.0%          3.9%
     % GROWTH        --     545.0%   (643.8%)  (65.8%)         --             --          NM            NM           63.2%

CAP EX             $36.8    $91.7      $29.7    $32.6        $49.9          $63.0        $76.8        $103.7         $52.6
     % OF SALES    3.6%      6.4%      2.6%      3.6%        5.0%           5.8%         5.2%          3.1%          1.2%

DEPR. & AMORT.     $55.2    $62.0      $85.9    $34.9        $33.2          $35.5        $39.1         $63.4         $74.0
     % OF SALES    5.3%      4.3%      7.4%      3.8%        3.3%           3.3%         2.6%          1.9%          1.7%

CASH FLOW          $30.7    $24.3    ($172.3)  ($84.0)     ($103.8)        ($93.0)      ($81.5)       $101.8        $239.6


------------------------------------------
(1) Includes cash flow items for quarter ended December 24, 1994 assumed to occur equally by quarter.

(2) Financial Projections provided by Eagle.

(3) First three quarters of Fiscal year 1998 provided by Eagle, the fourth quarter is (1/4) of 1998 calendar projections which keep margins constant with 1997 figures.


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SUMMARY FINANCIAL ANALYSIS
--------------------------------------------------------------------------------

OTHER ASSUMED LIABILITIES AND REQUIRED COMMITMENTS

        -  $100 million 5 3/4% Convertible Subordinated Debentures

        - Tiger guarantee on $100 million unsecured revolving credit line arranged September 1995 renewable every year up to three years

        - Need for future capital expenditures -- $40-$70 million in the next two quarters


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COMPARABLE FINANCIAL ANALYSIS OF SELECTED HDD COMPANIES
--------------------------------------------------------------------------------

                                                    SALES GROWTH                                      GROSS MARGIN
                                 -------------------------------------------------   ----------------------------------------------
COMPANY                            1992       1993      1994     1995E     1996E       1992      1993      1994     1995E    1996E
--------------------------       ---------  --------  --------  -------  ---------   --------  --------  --------  -------  -------

CONNER PERIPHERALS, INC.   (1)     40.0%      (3.9%)     9.9%     9.8%      9.4%       20.5%    11.1%     19.8%     16.7%   24.1%
MAXTOR CORPORATION         (2)     39.0%     (20.1%)   (21.3%)     NA        NA        18.4%    (4.5%)     6.2%      NA      NA
QUANTUM CORP.              (3)     50.5%      25.6%     58.0%    55.9%     13.5%       19.0%    11.2%     16.7%     15.4%   16.8%
SEAGATE TECHNOLOGY, INC.   (4)      5.9%      15.0%     29.7%    18.0%     21.1%       22.1%    20.1%     20.5%     20.5%   20.5%
WESTERN DIGITAL CORP.      (5)     30.6%      25.7%     38.4%     9.2%    (12.2%)      14.9%    20.6%     18.5%     17.5%   19.2%


                      HIGH         50.5%      25.7%     58.0%    55.9%     21.1%       22.1%    20.6%     20.5%     20.5%   24.1%
                    MEDIAN         39.0%      15.0%     29.7%    13.9%     11.4%       19.0%    11.2%     18.5%     17.1%   19.9%
                       LOW          5.9%     (20.1%)   (21.3%)    9.2%    (12.2%)      14.9%    (4.5%)     6.2%     15.4%   16.8%


                                                    EBIT MARGIN                                    NET INCOME MARGIN
                                 -------------------------------------------------   ----------------------------------------------
COMPANY                            1992       1993      1994     1995E     1996E       1992      1993      1994     1995E    1996E
--------------------------       ---------  --------  --------  -------  ---------   --------  --------  --------  -------  -------

CONNER PERIPHERALS, INC.   (1)      9.4%      (5.0%)     5.6%     3.6%      5.8%       6.6%     (4.0%)     3.0%      2.0%    3.4%
MAXTOR CORPORATION         (2)      3.7%     (19.8%)    (9.5%)     NA        NA        3.2%    (21.8%)    (9.5%)      NA     NA
QUANTUM CORP.              (3)      8.8%       1.6%      6.9%     4.0%      5.1%       5.5%      0.9%      4.1%      2.3%    3.1%
SEAGATE TECHNOLOGY, INC.   (4)      9.3%       8.9%      9.8%     9.7%      9.9%       6.8%      6.4%      6.7%      6.6%    6.7%
WESTERN DIGITAL CORP.      (5)     (0.8%)      6.0%      6.2%     5.6%      6.4%      (2.0%)     4.8%      5.8%      4.2%    4.8%


                      HIGH          9.4%       8.9%      9.8%     9.7%      9.9%       6.8%      6.4%      6.7%      6.6%    6.7%
                    MEDIAN          8.8%       1.6%      6.2%     4.8%      6.1%       5.5%      0.9%      4.1%      3.3%    4.1%
                       LOW         (0.8%)    (19.8%)    (9.5%)    3.6%      5.1%      (2.0%)   (21.8%)    (9.5%)     2.0%    3.1%


(3) Source: First Call estimates as of October 13, 1995 for Net Income. Paine
            Webber Research Report dated August 28, 1995 for margins.

(4) Source: First Call Estimates for Net Income as of October 16, 1995.
            Margins from Salomon Brothers Research Report dated July 19,1995.

(5) Source: First Call estimates as of October 12, 1995 for Net Income.  Margins from Salomon Research dated July 31, 1995.


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COMPARABLE FINANCIAL ANALYSIS OF SELECTED HDD COMPANIES
--------------------------------------------------------------------------------

                          DAYS A/R  INVENTORY  DAYS A/P   WC AS %     DEBT/      EBITDA/        EBIT       WEIGHTED AVG.  LTM SALES/
COMPANY                     OUT.     TURNOVER    OUT.    OF SALES  TOTAL CAP.  INT. EXPENSE  INT. EXPENSE  INTEREST RATE   EMPLOYEE
------------------------  --------  ---------  --------  --------  ----------  ------------  ------------  -------------  ----------

CONNER PERIPHERALS, INC.    57.6       8.4x      41.6      16.1%      34.5%        3.6x          1.4x           7.7%       $233,610
MAXTOR CORPORATION          47.5       2.0x      58.4       4.9%      43.8%         NM            NM            6.5%       $140,867
QUANTUM CORP.               54.7       7.8x      51.0      12.7%      26.2%        8.7x          6.3x           7.0%       $493,936
SEAGATE TECHNOLOGY, INC.    45.6       9.1x      46.6      10.9%      13.4%       20.0x         13.4x           6.0%       $ 69,840
WESTERN DIGITAL CORP.       52.0      17.6x      52.6       7.2%       0.0%       43.8x         33.0x            NA        $278,654


                    HIGH    57.6      17.6x      58.4      16.1%      43.8%       43.8x         33.0x           7.7%       $493,936
                  MEDIAN    52.0       8.4x      51.0      10.9%      26.2%       14.4x          9.9x           6.8%       $233,610
                     LOW    45.6       2.0x      41.6       4.9%       0.0%        3.6x          1.4x           6.0%       $ 69,840


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SUMMARY FINANCIAL ANALYSIS
--------------------------------------------------------------------------------

Dollars in Millions


                               REFERENCE
                               ENTERPRISE        IMPLIED MULTIPLES                                               REFERENCE EQUITY
                              VALUE RANGE            OF LTM (1)                                                      RANGE
                          --------------------   -----------------   ---------------------------------------------------------------
                                 TOTAL               NET SALES                TOTAL             PER SHARE              PREMIUM
                          --------------------   -----------------   --------------------   ------------------  --------------------
CURRENT PUBLIC
   MARKET VALUE              --   -- $  277.3       -   --  0.26x       --    -- $  225.4      -    -- $ 4.25       -    --    0.0%

COMPARABLE COMPANIES       $282.8 -- $  402.4     0.26x --  0.37x     $124.2  -- $  243.8    $2.34  -- $ 4.60    (44.9%) --    8.1%

DISCOUNTED CASH FLOW
    EAGLE CASE             $882.7 -- $1,455.7     0.81x --  1.34x     $724.1  -- $1,297.1   $13.65  -- $24.45    221.1%  --  475.2%
    SENSITIVITY 1          $385.7 -- $  603.3     0.35x --  0.55x     $227.1  -- $  444.7    $4.28  -- $ 8.38      0.7%  --   97.2%
    SENSITIVITY 2         ($31.6) --   ($22.7)   -0.03x -- -0.02x    ($190.2) --  ($181.3)  ($3.58) -- ($3.42)  (184.3%) -- (180.4%)

COMPARABLE ACQUISITIONS    $293.7 -- $  587.3     0.27x --  0.54x     $135.1  -- $  428.7    $2.55  -- $ 8.08    (40.1%) --   90.1%

PREMIUM ANALYSIS           $442.7 -- $  454.0     0.41x --  0.42x     $284.1  -- $  295.4    $5.36  -- $ 5.57     26.0%  --   31.0%


                            IMPLIED MULTIPLES OF
                                NET INCOME (2)
                            --------------------
                                     1996E
                            --------------------
CURRENT PUBLIC
   MARKET VALUE                     17.2x

COMPARABLE COMPANIES                 9.4x

DISCOUNTED CASH FLOW
    EAGLE CASE                      54.6x
    SENSITIVITY 1                   17.1x
    SENSITIVITY 2                  -14.3x

COMPARABLE ACQUISITIONS             10.2x

PREMIUM ANALYSIS                    21.4x


----------------------------------------------------------------
(1) LTM Sales as of September 30, 1995 of $1087.6 Million.

(2) Based on First Call estimates of $13.26 for 1996E Net Income.


                                                                            -15-

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

SUMMARY FINANCIAL ANALYSIS
--------------------------------------------------------------------------------
COMPARABLE PUBLICLY TRADED COMPANIES

    Dollars in Millions


                                 COMPARABLE CO.  IMPLIED ENTERPRISE    IMPLIED EQUITY
                        EAGLE    MULTIPLE RANGE   VALUATION RANGE    VALUATION RANGE(1)
                      ---------  --------------  ------------------  ------------------
LTM Net Sales
    June Qtr           $1,004.4   0.26x - 0.37x    $261.1 - $371.6     $209.0 - $319.5
    September Qtr      $1,087.6   0.26x - 0.37x    $282.8 - $402.4     $124.2 - $243.8

    Current Multiple                      0.28x


                      IMPLIED EQUITY
                      VALUATION RANGE    PREMIUM TO      CASH PAID BY
                        PER SHARE(2)   CURRENT MARKET      TIGER(3)
                      ---------------  ---------------  ---------------
LTM Net Sales
    June Qtr           $3.94 - $6.02    (7.3%) - 41.7%  $132.3 - $202.2
    September Qtr      $2.34 - $4.60   (44.9%) -  8.1%  $ 78.6 - $154.3

    Current Multiple


-------------------------
(1) Assumes net debt of $158.6 MM as of September 30, 1995. Net debt of $52.1 as of June 30, 1995.

(2) Assumes fully diluted shares of 53.0 million.

(3) Assumes 36.7% ownership on a fully diluted basis.


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



ANALYSIS OF SELECTED HDD COMPANIES
--------------------------------------------------------------------------------


MARKET MULTIPLES                                                                         MARKET VALUE AS A MULTIPLE OF
                                                                                    -------------------------------------
                                              PERCENT OF     MARKET    ENTERPRISE           CAL.     CAL.     LTM   LFQ
                               STOCK PRICE     52 WEEK       VALUE       VALUE       LTM    1995     1996    CASH  COMMON
COMPANY                          10/20/95     HIGH - LOW    (IN MIL)    (IN MIL)     EPS   EPS (1)  EPS (1)  FLOW  EQUITY
------------------------      ------------  --------------  --------   ----------   -----  -------  -------  ----  ------
CONNER PERIPHERALS, INC.          18 1/2    94.9% - 205.6%   $1,009      $1,155     27.5x   19.1x    12.9x   6.7x   2.7x
QUANTUM CORP.                     20 1/8    70.6% - 146.4%   $1,098      $1,318     11.7x    9.0x     6.0x   6.8x   1.8x
SEAGATE TECHNOLOGY, INC.          46 3/8    93.9% - 202.7%   $3,551      $2,855     13.1x   10.2x     8.2x   7.1x   2.3x
WESTERN DIGITAL CORP.             16 3/4    75.7% - 127.6%   $  855      $  547      6.8x    8.8x     8.6x   5.2x   1.8x


                      HIGH                  94.9% - 205.6%                          27.5x   19.1x    12.9x   7.1x   2.7x
                    MEDIAN                  84.8% - 174.5%                          12.4x    9.6x     8.4x   6.7x   2.1x
                       LOW                  70.6% - 127.6%                           6.8x    8.8x     6.0x   5.2x   1.8x


EAGLE                              4 1/4    58.6% - 161.9%   $  225        $277       NM      NM     17.2x    NM    6.7x


MARKET MULTIPLES                    ENTERPRISE VALUE AS A MULTIPLE OF
                               ----------------------------------------

                                 LTM      LTM    LTM    1995E    1996E
COMPANY                        REVENUE  EBITDA   EBIT  EBIT(2)  EBIT(2)
------------------------       -------  ------  -----  --------  ------

CONNER PERIPHERALS, INC.        0.48x    7.41x  19.2x   11.9x     8.6x
QUANTUM CORP.                   0.37x    5.47x   7.6x    6.3x     4.3x
SEAGATE TECHNOLOGY, INC.        0.63x    4.34x   6.4x    5.5x     4.4x
WESTERN DIGITAL CORP.           0.26x    3.10x   4.1x    4.2x     4.2x


                      HIGH      0.63x    7.41x  19.2x   11.9x     8.6x
                    MEDIAN      0.42x    4.90x   7.0x    5.9x     4.4x
                       LOW      0.26x    3.10x   4.1x    4.2x     4.2x


EAGLE                           0.28x      NM     NM      NM     13.5x

                                                            [MERRILL LYNCH LOGO]

ANALYSIS OF SELECTED HDD COMPANIES
--------------------------------------------------------------------------------


OPERATING MARGINS
                                         3-YEAR CAGR                         LTM MARGINS                         EPS GROWTH
                               ------------------------------  -----------------------------------------  -------------------------
                                                        NET     GROSS  RESEARCH &                  NET      3 YEAR       5 YEAR
COMPANY                        REVENUE  EBITDA  EBIT   INCOME  MARGIN  DEVELOPMENT  EBITDA  EBIT  INCOME  HISTORICAL   PROJECTED(1)
------------------------       -------  ------  -----  ------  ------  -----------  ------  ----  ------  ----------  -------------
CONNER PERIPHERALS, INC.        13.9%     8.2%   1.7%   -7.8%   17.1%      5.7%       6.5%  2.5%   1.3%      -6.1%        14.0%
QUANTUM CORP.                   44.0%    40.6%  46.0%   43.9%   15.1%      5.5%       6.7%  4.8%   2.6%      34.1%        17.4%
SEAGATE TECHNOLOGY, INC.        16.4%    24.7%  46.8%   51.2%   20.5%      4.8%      14.5%  9.8%   6.7%      40.9%        17.0%
WESTERN DIGITAL CORP.           31.4%      NM     NM      NM    18.5%      6.1%       8.3%  6.2%   5.8%        NM         17.8%


                      HIGH      44.0%    40.6%  46.8%   51.2%   20.5%      6.1%      14.5%  9.8%   6.7%      40.9%        17.8%
                    MEDIAN      23.9%    24.7%  46.0%   43.9%   17.8%      5.6%       7.5%  5.5%   4.2%      34.1%        17.2%
                       LOW      13.9%     8.2%   1.7%   -7.8%   15.1%      4.8%       6.5%  2.5%   1.3%      -6.1%        14.0%


EAGLE                           -4.4%      NM     NM      NM     6.2%      6.9%        NM    NM     NM         NM         10.2%


----------------------------------
(1)  Source:  First Call.

                                                            [MERRILL LYNCH LOGO]

ANALYSIS OF SELECTED HDD COMPANIES
--------------------------------------------------------------------------------

FINANCIAL INFORMATION
(DOLLARS IN MM, EXCEPT PER SHARE DATA)

                                  REVENUE           EBITDA              EBIT           NET INCOME            EPS
                            ------------------  ---------------   ---------------   ----------------   ----------------    LATEST
                                       LATEST            LATEST            LATEST            LATEST             LATEST    AVAILABLE
COMPANY                      LTM(1)     10-K    LTM(1)    10-K    LTM(1)    10-K    LTM(1)    10-K     LTM(1)    10-K       10-K
-----------------------     --------  --------  -------  -------  -------  -------  -------  -------   -------  -------   ---------
CONNER PERIPHERALS, INC     $2,403.8  $2,365.2  $155.8   $225.2   $ 60.2   $133.5   $ 32.0   $ 70.4     $0.67    $1.24    31-Dec-94
QUANTUM CORP                $3,584.0  $3,368.0  $241.0   $287.3   $173.1   $234.0   $ 94.4   $139.7     $1.71    $2.50    31-Mar-95
SEAGATE TECHNOLOGY, INC     $4,539.6  $4,539.6  $658.3   $658.3   $443.0   $443.0   $304.8   $304.8      3.55     3.55    30-Jun-95
WESTERN DIGITAL CORP        $2,130.9  $2,130.9  $176.6   $176.6   $133.0   $133.0   $123.3   $123.3      2.47     2.47    30-Jun-95


EAGLE                       $1,004.4    $906.8  ($53.9)  ($51.4)  ($87.1)  ($86.2)  ($87.4)  ($85.8)    (1.70)   (1.70)   31-Mar-95


--------------------------------
(1)  Source:  Latest available financials.

                                                            [MERRILL LYNCH LOGO]

SUMMARY FINANCIAL ANALYSIS
--------------------------------------------------------------------------------
COMPARABLE ACQUISITIONS

     Dollars in Millions

                              COMPARABLE ACQ.  IMPLIED ENTERPRISE  IMPLIED EQUITY
                      EAGLE   MULTIPLE RANGE     VALUATION RANGE   VALUATION RANGE
                    --------  ---------------  ------------------  ---------------
LTM Net Sales

     September Qtr  $1,087.6   0.27x - 0.54x     $293.7 - $587.3   $135.1 - $428.7

                      IMPLIED EQUITY       PREMIUM TO
                    VALUATION RANGE(1)      CURRENT         CASH PAID BY
                        PER SHARE         MARKET PRICE        TIGER(2)
                    ------------------   ---------------   --------------
LTM Net Sales

     September Qtr     $2.55 - $8.08     (40.1%) - 90.1%   $85.5 - $271.3


(1) Assumes net debt of $158.6 MM as of September 30, 1995 and $52.2 MM as of June 30, 1995. Fully diluted shares of 53.0 million.

(2) Assumes 36.7% ownership on a fully diluted basis.

                                                            [MERRILL LYNCH LOGO]

ANALYSIS OF SELECTED ACQUISITIONS IN THE HARD DISK DRIVE SECTOR
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)

  DATE       DATE                                                              TARGET BUSINESS
ANNOUNCED  EFFECTIVE       TARGET                ACQUIROR                   DESCRIPTION/COMMENTS
---------  ---------  ------------------   ---------------------   --------------------------------------
 9/20/95    Pending   Conner Peripherals   Seagate Technology      Designs and produces hard drive
                                                                   disks.

 7/19/94    10/03/94  Digital Equipment    Quantum Corp.           Manufactures magnetic disks, digital
                      Corp.- Disk Drive                            linear tape drives, solid-state disk
                      Division                                     and thin film head disk drives.

 8/19/93    2/03/94   Maxtor Corp.         Hyundai Electronics     Manufactures computer disk drives.
                                           Industries Co. Ltd.     Acquired a 40% interest.


                                    OFFER VALUE TO:        TRANSACTION VALUE TO:
                                ----------------------   -------------------------
                                  LTM     LTM
  DATE       OFFER      TRANS.    NET     CASH    BOOK    LTM      LTM      LTM
ANNOUNCED    VALUE      VALUE   INCOME  FLOW(a)  VALUE   EBITDA   EBIT    SALES(c)
---------  --------   --------  ------  -------  -----   ------   -----   --------
 9/20/95   $1,300.5   $1,303.2   30.2x    9.2x    2.5x   10.1x    14.0x   0.54x


 7/19/94   $  360.0         NA     NA      NA      NA      NA      NA     0.48x


 8/19/93   $  150.0   $  150.0     NM    25.4x    2.5x   22.3x     NM     0.27x

            SUMMARY:
            MAXIMUM(b)           30.2x   25.4x    2.5x   22.3x    14.0x   0.54x
            MEAN(b)              30.2x   17.3x    2.5x   16.2x    14.0x   0.43x
            MEDIAN(b)            30.2x   17.3x    2.5x   16.2x    14.0x   0.48x
            MINIMUM(b)           30.2x    9.2x    2.5x   10.1x    14.0x   0.27x


--------------------------------------------------------------------------------
(a) Cash Flow equals net income plus depreciation and amortization plus change in deferred taxes.

(b) Summary excludes numbers with * and numbers that are NM.

(c) In cases where transaction value not available, multiple calculated based on offer value

                                                            [MERRILL LYNCH LOGO]

SUMMARY FINANCIAL ANALYSIS
--------------------------------------------------------------------------------

DCF Cases


================================================================================


1.  EAGLE CASE            Per Eagle Projections


2.  SENSITIVITY 1:        Reduce revenue by $65 million/qr., gross margin by
                          $45 million/qr., and EBIT by $25 million/qr. from Eagle Case for 1996 and 1997, grow 1998-2000 at IDC projected industry growth rate

3.  SENSITIVITY 2:        Volume reduced by 40% in new products; EBIT margin
                          adjusted to reflect SG&A, R&D and other operating expenses based on historical performance

================================================================================

                                                            [MERRILL LYNCH LOGO]

SUMMARY FINANCIAL ANALYSIS
--------------------------------------------------------------------------------
DCF VALUATION ASSUMPTIONS - EAGLE CASE

Dollars in Millions

-----------------------------
VOLUME & REVENUE

- Volumes as provided by Eagle including timing and amounts for 1996 and 1997
- Revenues in 1Q 1996 reflect media supply risk as given by Eagle
- Pricing as provided by Eagle for 1996 and 1997
- Revenue Grown at IDC industry projected revenue growth rates for all capacities and form factors for 1997-1999; 1999 growth rate held constant for 2000
- Resulting Sales Growth rates for calendar years as follows:

                   Actual                                                        Projected
           -----------------------                       ----------------------------------------------------------
               1994        1995                              1996        1997       1998        1999       2000
           -----------------------                       ----------------------------------------------------------
             (28.0%)       40.4%                             129.5%      47.1%      18.2%       14.8%      14.9%

- IMS revenue as provided by Eagle

-----------------------------
GROSS MARGINS

- Gross Margin taken as provided by Eagle for 1996 and 1997; held constant at 1997 rates for 1998 through 2000
- Resulting Gross Margins based on calendar year as follows:

                   Actual                                                        Projected
           -----------------------                       ----------------------------------------------------------
              1994         1995                              1996        1997       1998        1999       2000
           -----------------------                       ----------------------------------------------------------
               6.6%         6.4%                              11.7%      12.5%      12.5%       12.5%      12.4%


-----------------------------
SELLING, GENERAL &
     ADMIN. EXPENSES

- SG&A as provided by Eagle for 1996 and 1997 and held constant 1998-2000

- Resulting SG&A (excluding Research & Development) as a % of sales as follows

                   Actual                                                        Projected
           -----------------------                       ----------------------------------------------------------
              1994         1995                              1996        1997       1998        1999       2000
           -----------------------                       ----------------------------------------------------------
               9.1%         6.3%                               3.8%       3.9%       3.9%        3.9%       3.9%


-----------------------------
RESEARCH & DEVELOPMENT

- Research & Development as a % of sales:

                   Actual                                                        Projected
           -----------------------                       ----------------------------------------------------------
              1994        1995                              1996        1997       1998        1999       2000
           -----------------------                       ----------------------------------------------------------
               6.6%         6.7%                               3.9%       3.7%       3.7%        3.7%       3.7%

                                                            [MERRILL LYNCH LOGO]

SUMMARY FINANCIAL ANALYSIS
--------------------------------------------------------------------------------
DCF VALUATION ASSUMPTIONS - EAGLE CASE

-----------------------------
CASH FLOW ITEMS


- Capital Expenditures provided by Eagle as follows:

                   Actual                                                        Projected
           -----------------------                       ----------------------------------------------------------
              1994        1995                              1996        1997       1998        1999       2000
           -----------------------                       ----------------------------------------------------------
%/Sales       2.6%        5.8%                              3.9%        1.2%       1.2%        1.2%        1.2%

- Working Capital provided for Eagle as a % of sales:

                   Actual                                                        Projected
           -----------------------                       ----------------------------------------------------------
              1994        1995                              1996        1997       1998        1999       2000
           -----------------------                       ----------------------------------------------------------
%/Sales      (1.4%)       5.0%                              4.2%        3.3%        3.3%        3.3%       3.3%

                                                            [MERRILL LYNCH LOGO]

DISCOUNTED CASH FLOW ANALYSIS                                         EAGLE CASE
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

                                   Historical Calendar Year,                         Projected Calendar Year,
                              ------------------------------------  -----------------------------------------------------------
UNLEVERED FREE CASH FLOWS        1993        1994        1995          1996       1997        1998        1999        2000
----------------------------  ------------------------------------  -----------------------------------------------------------
Net Sales                        $1,237.8      $891.3    $1,251.7     $2,873.1    $4,225.6    $4,992.9    $5,734.3    $6,587.0
EBITDA                                 --          --      (45.3)        172.0       275.1       324.7       359.6       399.5
EBIT                              (258.6)      (81.5)      (82.4)        114.6       205.4       242.3       277.2       317.1
Less:  Taxes @ 20%                  51.7        16.3        16.5         (22.9)      (41.1)      (48.5)      (55.4)      (63.4)
                              ------------------------------------  -----------------------------------------------------------
After Tax EBIT                    (206.9)      (65.2)      (65.9)         91.7       164.3       193.9       221.8       253.7
Plus:  Depreciation                   --          --        37.1          57.4        69.7        82.4        82.4        82.4
Less:  Capital Expenditures           --          --       (73.0)       (112.2)      (49.5)      (58.5)      (67.2)      (77.2)
       (Incr.) Decr. in
       Non-Cash WC                    --          --       (74.5)        (58.5)      (17.1)      (25.0)      (24.1)      (27.8)
                              ====================================  ===========================================================
Unlevered Free Cash Flow              --          --     ($176.3)       ($21.6)     $167.4      $192.8      $212.8      $231.1
                              ====================================  ===========================================================
Terminal EBIT (Year 2000)                                                                                               $317.1
                                                                                                                   ============


                                            PRESENT VALUE CALCULATION BASED ON EBIT EXIT MULTIPLE
====================================================================================================================================

            ------------  -----------------------------------  -------------------------------------------------  ----------
                 A                       + B                                        = C                              - D
            ------------  -----------------------------------  -------------------------------------------------  ----------
                                   Present Value of                            Present Value of
            Discounted        Terminal Value as Multiple                 Enterprise Value as Multiple
             Unlevered               of 2000 EBIT                                of 2000 EBIT
Discount     Cash Flow    -----------------------------------  ------------------------------------------------      Net
  Rate       1996-2000       4.0x    5.0x     6.0x      7.0x        4.0x        5.0x        6.0x        7.0x        Debt(b)
---------   ------------  -----------------------------------  ------------------------------------------------   ----------
 17.0%        $443.2        $578.6  $723.2   $867.8  $1,012.5    $1,021.7    $1,166.4    $1,311.0    $1,455.7       $158.6
 18.0%         430.1         554.5   693.1    831.7     970.3       984.5     1,123.1     1,261.7     1,400.4        158.6
 19.0%         417.4         531.5   664.4    797.3     930.2       949.0     1,081.9     1,214.8     1,347.7        158.6
 20.0%         405.3         509.8   637.2    764.7     892.1       915.1     1,042.5     1,170.0     1,297.4        158.6
 21.0%         393.7         489.0   611.3    733.6     855.8       882.7     1,005.0     1,127.3     1,249.5        158.6


             -------------------------------------   ------------------------------------  ----------------------------------
                             = E                                      F                                     G
             -------------------------------------   ------------------------------------  ----------------------------------
                                                                                                    Premium (Discount)
                    Present Value of Equity          Equity Value Per Fully-Diluted Share         Eagle Price      $4.25
Discount     -------------------------------------   ------------------------------------  ----------------------------------
  Rate          4.0x     5.0x      6.0x      7.0x       4.0x     5.0x     6.0x     7.0x     4.0x     5.0x      6.0x      7.0x
---------    -------------------------------------   ------------------------------------  ----------------------------------
 17.0%         $863.1  $1,007.8  $1,152.4  $1,297.1     $16.28   $19.01   $21.73   $24.46   283%      347%      411%      476%
 18.0%          825.9     964.5   1,103.1   1,241.8      15.58    18.19    20.80    23.42   266%      328%      389%      451%
 19.0%          790.4     923.3   1,056.2   1,189.1      14.91    17.41    19.92    22.42   251%      310%      369%      428%
 20.0%          756.5     883.9   1,011.4   1,138.8      14.27    16.67    19.07    21.48   236%      292%      349%      405%
 21.0%          724.1     846.4     968.7   1,090.9      13.66    15.96    18.27    20.57   221%      276%      330%      384%

---------------

(a) 1996-1997 projections based on Eagle's "Management case" Projections. Cash flows discounted back to December 31, 1995.

(b) Net debt equals total debt less cash. Figures obtained from CQ3 1995 balance sheet.

                                                            [MERRILL LYNCH LOGO]

SUMMARY FINANCIAL ANALYSIS
--------------------------------------------------------------------------------
DCF VALUATION ASSUMPTIONS - SENSITIVITY 1

Dollars in Millions

------------------------------------
VOLUME & REVENUE

- Based on Eagle case modified to reflect historical performance against projections
-  Revenue reduced by $65 million/qtr. vs. Eagle case
-  Revenue growth rates  shown as follows:

        Actual                                       Projected
-----------------------      ----------------------------------------------------------
   1994       1995              1996        1997       1998        1999       2000
-----------------------      ----------------------------------------------------------
(28.0%)       40.4%             108.8%      51.8%      18.2%       14.8%      14.9%

------------------------------------
EBIT MARGIN

- EBIT reduced by $25 million/qtr. for 1995 and 1996 vs. Eagle case; resulting EBIT margins as follows:

        Actual                                      Projected
-----------------------     ----------------------------------------------------------
   1994       1995             1996        1997       1998        1999       2000
-----------------------     ----------------------------------------------------------
  (8.3%)     (6.6%)             0.6%       2.7%        2.7%       2.7%        2.6%


------------------------------------
CASH FLOW ITEMS

- Capital Expenditures in 1996 and 1997 assumed at same % of sales as in Eagle case

        Actual                                      Projected
-----------------------       ----------------------------------------------------------
   1994       1995               1996        1997       1998        1999       2000
-----------------------       ----------------------------------------------------------
   2.6%       5.8%               3.9%        1.2%       1.2%        1.2%       1.2%


-  Working Capital assumed at same % of sales as Eagle case

        Actual                                     Projected
-----------------------    ----------------------------------------------------------
   1994       1995            1996        1997       1998        1999       2000
-----------------------    ----------------------------------------------------------
  (1.4%)      5.0%             4.2%       3.3%        3.3%       3.3%        3.3%

                                                           [MERRILL LYNCH LOGO]

DISCOUNTED CASH FLOW ANALYSIS                                      SENSITIVITY 1
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

                                    Historical Calendar Year,                          Projected Calendar Year,
                                  ------------------------------          -------------------------------------------------------
UNLEVERED FREE CASH FLOWS           1993      1994      1995                 1996      1997       1998       1999       2000
--------------------------------  ------------------------------          -------------------------------------------------------
Net Sales                          $1,237.8    $891.3   $1,251.7             $2,613.1   $3,965.6   $4,685.7   $5,381.5   $6,181.7
EBITDA                                   --        --      (45.3)                66.8      170.8      201.8      220.2      240.8
EBIT                                 (258.6)    (81.5)     (82.4)                14.6      105.4      124.5      142.9      163.5
Less:  Taxes @20%                      51.7      16.3       16.5                 (2.9)     (21.1)     (24.9)     (28.6)     (32.7)
                                  ------------------------------          -------------------------------------------------------
After Tax EBIT                       (206.9)    (65.2)     (65.9)                11.7       84.3       99.6      114.3      130.8
Plus:  Depreciation                      --        --       37.1                 52.2       65.4       77.3       77.3       77.3
Less:  Capital Expenditures              --        --      (73.0)              (102.0)     (46.5)     (54.9)     (63.0)     (72.4)
       (Incr.) Decr.
       in Non-Cash WC                    --        --      (74.5)               (47.6)     (19.5)     (23.4)     (22.7)     (26.1)
                                  ------------------------------          -------------------------------------------------------
Unlevered Free Cash Flow                 --        --    ($176.3)              ($85.8)      $83.8     $98.6     $105.9     $109.6
                                  ==============================          =======================================================
Terminal EBIT (Year 2000)                                                                                                  $163.5
                                                                                                                       ==========

                                                PRESENT VALUE CALCULATION BASED ON EBIT EXIT MULTIPLE
====================================================================================================================================

             -----------          ------------------------------   ------------------------------    --------
                 A                             + B                              = C                    - D
             -----------          ------------------------------   ------------------------------    --------

                                        Present Value of                 Present Value of
             Discounted             Terminal Value as Multiple      Enterprise Value as Multiple
             Unlevered                    of 2000 EBIT                     of 2000 EBIT                Net
Discount     Cash Flow            ------------------------------   ------------------------------
  Rate       1996-2000              4.00x     5.00x     6.00x        4.00x     5.00x     6.00x       Debt(b)
-----------  -----------          ------------------------------   ------------------------------    --------
  17.0%          $155.9              $298.2    $372.8    $447.4       $454.2    $528.7    $603.3      $158.6
  18.0%           150.0               285.8     357.3     428.7        435.8     507.3     578.7       158.6
  19.0%           144.3               274.0     342.5     411.0        418.3     486.8     555.3       158.6
  20.0%           138.9               262.8     328.5     394.2        401.6     467.3     533.0       158.6
  21.0%           133.6               252.1     315.1     378.1        385.7     448.8     511.8       158.6


                   ------------------------------   ------------------------------     --------------------------
                                = E                              F                                G
                   ------------------------------   ------------------------------     --------------------------
                                                         Equity Value Per                Premium (Discount)
                      Present Value of Equity           Fully-Diluted Share            Eagle Price       $4.25
Discount           ------------------------------   ------------------------------     --------------------------
  Rate               4.00x     5.00x     6.00x        4.00x     5.00x     6.00x         4.00x    5.00x   6.00x
-----------        ------------------------------   ------------------------------     --------------------------
  17.0%               $295.6    $370.1    $444.7        $5.57     $6.98     $8.39         31.2%   64.2%    97.3%
  18.0%                277.2     348.7     420.1         5.23      6.58      7.92         23.0%   54.7%    86.4%
  19.0%                259.7     328.2     396.7         4.90      6.19      7.48         15.2%   45.6%    76.0%
  20.0%                243.0     308.7     374.4         4.58      5.82      7.06          7.8%   37.0%    66.1%
  21.0%                227.1     290.2     353.2         4.28      5.47      6.66          0.8%   28.7%    56.7%

---------------

(a) 1996-1997 projections based on "Sensitivity 1" Projections. Cash flows discounted back to December 31, 1995.

(b) Net debt equals total debt less cash. Figures obtained from CQ3 1995 balance sheet.

                                                            [MERRILL LYNCH LOGO]

SUMMARY FINANCIAL ANALYSIS
--------------------------------------------------------------------------------
DCF VALUATION ASSUMPTIONS - SENSITIVITY 2

Dollars in Millions

-----------------------------
VOLUME & REVENUE

- Volumes adjusted from Eagle case for 1996 and 1997; volumes for all new products decreased by 40% in quarter of introduction; product ramp-up retained
-  Pricing as provided by Eagle for 1996 and 1997
- Revenue grown at IDC industry projected revenue growth rates for all capacities and form factors for 1997-1999; held constant for 2000
-  Resulting Sales Growth Rate as follows:

         Actual                                    Projected
--------------------------  ---------------------------------------------------------
     1994         1995         1996       1997        1998       1999        2000
--------------------------  ---------------------------------------------------------
   (28.0%)       40.4%        56.6%       36.3%      18.3%       15.1%      15.1%

-  IMS revenue as provided by Eagle

-----------------------------
GROSS MARGINS

-  Resulting Gross Margins as follows:

         Actual                                     Projected
--------------------------   ---------------------------------------------------------
     1994         1995          1996       1997        1998       1999        2000
--------------------------   ---------------------------------------------------------
     6.6%         6.4%         11.0%       11.9%      11.9%       11.8%      11.8%

-----------------------------
SELLING, GENERAL &
     ADMIN. EXPENSES

- Sales & Marketing increased as a % of sales vs. Eagle provided numbers to reflect historic performance
-  G&A and Bad Debt expense same as Eagle case
-  Resulting SG&A (excluding R&D) as a % of sales as follows:

         Actual                                       Projected
--------------------------     ---------------------------------------------------------
     1994         1995            1996       1997        1998       1999        2000
--------------------------     ---------------------------------------------------------
     9.1%         6.3%            5.1%        5.1%       5.1%        5.1%       5.1%


-----------------------------
RESEARCH & DEVELOPMENT

-  R&D assumed at same level as 1994 actual results

        Actual                                    Projected
--------------------------  ---------------------------------------------------------
     1994         1995         1996       1997        1998       1999        2000
--------------------------  ---------------------------------------------------------
     6.6%         6.7%         6.5%        6.5%       6.5%        6.5%       6.5%

                                                            [MERRILL LYNCH LOGO]

SUMMARY FINANCIAL ANALYSIS
--------------------------------------------------------------------------------
DCF VALUATION ASSUMPTIONS - SENSITIVITY 2

-----------------------------
CASH FLOW ITEMS

- Capital Expenditures in 1996 and 1997 assumed at same % of sales as in Eagle case

        Actual                                      Projected
--------------------------  ---------------------------------------------------------
     1994         1995         1996       1997        1998       1999        2000
--------------------------  ---------------------------------------------------------
     2.6%         5.8%         3.9%        1.2%       1.2%        1.2%       1.2%


-  Working Capital assumed at same % of sales as Eagle case

         Actual                                    Projected
--------------------------  ---------------------------------------------------------
     1994         1995         1996       1997        1998       1999        2000
--------------------------  ---------------------------------------------------------
    (1.4%)        5.0%         4.2%        3.3%       3.3%        3.3%       3.3%

                                                            [MERRILL LYNCH LOGO]

DISCOUNTED CASH FLOW ANALYSIS                                      SENSITIVITY 2
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

                                               Historical Calendar Year,                       Projected Calendar Year,
                                           -------------------------------   -------------------------------------------------------
UNLEVERED FREE CASH FLOWS                       1993     1994      1995         1996        1997      1998        1999       2000
----------------------------------------   -------------------------------   -------------------------------------------------------
Net Sales                                    $1,237.8   $891.3   $1,251.7     $1,959.7   $2,670.6   $3,158.0   $3,635.2    $4,185.6
EBITDA                                             --       --      (45.3)        28.1       51.2       60.3       60.6        60.7
EBIT                                           (258.6)   (81.5)     (82.4)       (11.0)       7.2        8.2        8.5         8.6
Less:  Taxes @ 20%                               51.7     16.3       16.5          2.2       (1.4)      (1.6)      (1.7)       (1.7)
                                           -------------------------------   -------------------------------------------------------
After Tax EBIT                                 (206.9)   (65.2)     (65.9)        (8.8)       5.8        6.6        6.8         6.9
Plus:  Depreciation                                --       --       37.1         39.1       44.1       52.1       52.1        52.1
Less:  Capital Expenditures                        --       --      (73.0)       (76.5)     (31.3)     (37.0)     (42.6)      (49.0)
          (Incr.) Decr. in Non-Cash WC             --       --      (74.5)       (20.2)      (4.8)     (15.9)     (15.5)      (17.9)
                                           ===============================   =======================================================
Unlevered Free Cash Flow                           --       --    ($176.3)      ($66.4)     $13.8       $5.8       $0.8       ($8.0)
                                           ===============================   =======================================================
Terminal EBIT (Year 2000)                                                                                                      $8.6
                                                                                                                          ==========


             PRESENT VALUE CALCULATION BASED ON EBIT EXIT MULTIPLE
================================================================================

            ------------   -----------------------------------    ----------------------------------   ----------
                 A                        + B                                     = C                      - D
            ------------   -----------------------------------    ----------------------------------   ----------
                                    Present Value of                      Present Value of
            Discounted         Terminal Value as Multiple           Enterprise Value as Multiple
             Unlevered                of 2000 EBIT                          of 2000 EBIT
Discount     Cash Flow     -----------------------------------    ----------------------------------      Net
  Rate       1996-2000        4.0x        5.0x       6.0x            4.0x       5.0x        6.0x        Debt(b)
----------  ------------   -----------------------------------    ----------------------------------   ----------
  17.0%       ($46.3)        $15.7       $19.7       $23.6         ($30.6)    ($26.6)     ($22.7)       $158.6
  18.0%        (45.9)         15.1        18.8        22.6          (30.9)     (27.1)      (23.3)        158.6
  19.0%        (45.6)         14.4        18.1        21.7          (31.1)     (27.5)      (23.9)        158.6
  20.0%        (45.2)         13.9        17.3        20.8          (31.4)     (27.9)      (24.4)        158.6
  21.0%        (44.9)         13.3        16.6        19.9          (31.6)     (28.3)      (25.0)        158.6


                           -----------------------------------    ----------------------------------   ----------------------------
                                          = E                                     F                                  G
                           -----------------------------------    ----------------------------------   ----------------------------
                                                                          Equity Value Per                   Premium (Discount)
                                Present Value of Equity                  Fully-Diluted Share             Eagle Price        $4.25
 Discount                  -----------------------------------    ----------------------------------   ----------------------------
   Rate                       4.0x        5.0x       6.0x            4.0x       5.0x        6.0x          4.0x      5.0x      6.0x
----------                 -----------------------------------    ----------------------------------   ----------------------------
  17.0%                    ($189.2)    ($185.2)    ($181.3)        ($3.57)    ($3.49)     ($3.42)       (183.9%)  (182.2%)  (180.4%)
  18.0%                     (189.5)     (185.7)     (181.9)         (3.57)     (3.50)      (3.43)       (184.1%)  (182.4%)  (180.7%)
  19.0%                     (189.7)     (186.1)     (182.5)         (3.58)     (3.51)      (3.44)       (184.2%)  (182.6%)  (181.0%)
  20.0%                     (190.0)     (186.5)     (183.0)         (3.58)     (3.52)      (3.45)       (184.3%)  (182.8%)  (181.2%)
  21.0%                     (190.2)     (186.9)     (183.6)         (3.59)     (3.52)      (3.46)       (184.4%)  (182.9%)  (181.5%)

--------------------------
(a) 1996-1997 projections based on Eagle's "Sensitivity 2" Projections. Cash flows discounted back to December 31, 1995.

(b) Net debt equals total debt less cash. Figures obtained from CQ3 1995 balance sheet.

                                                            [MERRILL LYNCH LOGO]

SUMMARY FINANCIAL ANALYSIS
--------------------------------------------------------------------------------
MINORITY STAKE HOLDERS ACQUIRING A MAJORITY POSITION 1988-PRESENT

                                                                                           Percentage of Shares
 Date                                                                                      --------------------
 Ann.                Target                             Acquiror               Deal Value   Held       Acquired
--------  --------------------------------   -------------------------------   ----------  ------      --------
 2/27/95  CCP Insurance Inc                  Conseco Inc                           $273.7   48.0%         51.9%
 2/22/95  Preferred Entertainment Inc        People's Choice TV Corp                 56.3   22.7%         77.3%
  1/9/95  Pyramid Technology Corp            Siemens Nixdorf Info AG                214.4   17.6%         82.4%
11/16/94  National Gypsum Co                 Delcor Inc(Golden Eagle Ind)           937.6   19.5%         80.5%
 9/14/94  Petrolane Inc(QFB Partners)        AmeriGas Inc(UGI Corp)                 109.6   34.8%         65.2%
 6/29/94  Santa Fe Pacific Corp              Burlington Northern Inc               3747.5   36.6%         63.4%
  3/9/94  Dr Pepper/Seven-Up Cos Inc         Cadbury Schweppes PLC                 2366.5   22.7%         77.3%
 9/22/93  Travelers Corp                     Primerica Corp                        3955.9   24.1%         75.9%
 6/14/93  Goody Products Inc                 Newell Co                              144.8   11.7%         88.2%
11/13/92  Brand Cos Inc                      Rust International Inc                 185.0   55.9%         44.1%
  9/9/92  American Fructose Corp             American Maize-Products Co             130.3   42.6%         57.3%
  9/4/92  Carriage Industries Inc            Dixie Yarns Inc                         59.5   44.2%         55.8%
 8/25/92  American Funeral Services Corp     Service Corp International              51.4   30.3%         69.7%
11/27/89  Apple Bancorp Inc                  Apple Merger Corp                      169.6   30.4%         69.3%
 4/10/89  Scotty's Inc                       GB-Inno-BM SA                          146.4   41.3%         58.7%
 3/23/89  Chelsea Industries Inc             Investor Group                          51.3   34.1%         65.4%
 3/15/89  Pittway Corp                       Standard Shares Inc                     76.8   50.1%         49.9%
11/16/88  FGIC Corp                          General Electric Capital Corp          431.0   36.7%         63.3%
  8/2/88  Harvard Industries Inc             Harvard Acquisition Corp               302.8   38.9%         61.1%
 5/10/88  First Boston Inc                   Credit Suisse First Boston            1100.0   46.4%         53.6%


                       Price Per  Premium to Announcement Date:
 Date                             -----------------------------
 Ann.                    Share    One Day   One Week  One Month
--------               ---------  -------   --------  ---------
 2/27/95                 23.25      20.0%     30.1%      23.2%
 2/22/95                 16.15     (29.0%)   (24.9%)    (14.4%)
  1/9/95                 16.00      30.6%     23.1%      43.8%
11/16/94                 54.00      64.9%     58.8%      54.3%
 9/14/94                 16.00      48.8%     50.6%      45.5%
 6/29/94                 29.57      46.0%     36.0%      25.8%
  3/9/94                 33.00      33.3%     36.1%      30.7%
 9/22/93                 36.99       2.8%      2.8%       7.2%
 6/14/93                 24.75      34.7%     38.5%      45.6%
11/13/92                 18.75       4.9%     13.6%       4.9%
  9/9/92                 25.50      21.4%     23.6%      29.1%
  9/4/92                 13.25      32.5%     37.7%      32.5%
 8/25/92                 15.00      27.7%     20.0%      30.4%
11/27/89                 38.00       3.8%      3.4%       5.2%
 4/10/89                 16.50      37.5%     37.5%      34.7%
 3/23/89                 29.50      62.8%     68.6%      65.0%
 3/15/89                 33.50     (67.0%)   (67.2%)    (66.6%)
11/16/88                 24.00      29.7%     30.6%      30.6%
  8/2/88                 13.00      55.2%     89.1%      89.1%
 5/10/88                 52.50      85.8%    101.0%     113.2%


    1988 TO PRESENT:

    MAXIMUM                         85.8%    101.0%     113.2%
    MEAN                            27.3%     30.5%      31.5%
    MEDIAN                          31.6%     33.3%      30.7%
    MINIMUM                        (67.0%)   (67.2%)    (66.6%)

    1992 TO PRESENT:

    MAXIMUM                         64.9%     58.8%      54.3%
    MEAN                            26.0%     26.6%      27.6%
    MEDIAN                          30.6%     30.1%      30.4%
    MINIMUM                        (29.0%)   (24.9%)    (14.4%)

                                                            [MERRILL LYNCH LOGO]